Exhibit 99.4

Everest Resources Corp. and
Covenant Group Holdings Inc.
Pro Forma Combined Financial Statements
(Unaudited)

Contents

Page

Pro Forma Combined Financial Statements:

Pro Forma Combined Balance Sheet as of September 30, 2009 (unaudited)	1

Pro Forma Combined Statements of Operations for the year ended December 31, 2008	2

Pro Forma Combined Statements of Operations nine months ended September 30, 2009 (unaudited)	3

Notes to Pro Forma Combined Financial Statements (unaudited)	4

COVENANT GROUP HOLDINGS, INC.
AND EVEREST RESOURCES CORP.
Pro forma Combined Balance Sheet
As of September 30, 2009
(unaudited)

	Everest	Covenant	Pro forma		Pro forma
	(1)	(2)	Adjustments		Combined
	(historical)	(historical)

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$4,668	$1,004,006	$205,332	( B ) ( C ) ( D )	$1,214,006
Accounts receivable, net	-	4,508,514	-		4,508,514
Retentions receivable	-	1,173,292	-		1,173,292
Advances to suppliers	-	688	-		688
Prepayment	-	125,766	-		125,766
Other receivables	-	372,217	-		372,217
Inventory	-	295,189	-		295,189
Intangible Assets	-	144,705	-		144,705

TOTAL CURRENT ASSETS	4,668	7,624,377	205,332		7,834,377

NON-CURRENT ASSETS					-
Retentions receivable	-	190,921	-		190,921
Property and equipment, net	-	68,387	-		68,387
Goodwill	-	2,134,323	-		2,134,323

TOTAL NONCURRENT ASSETS	-	2,393,631	-		2,393,631

TOTAL ASSETS	$4,668	10,018,008	$205,332		$10,228,008

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$3,328	$3,052,343	$(3,328)	( B )	$3,052,343
Unearned revenue	-	35,621	-		35,621
Tax payable	-	645,782	-		645,782
Accrued liabilities and other payables	7,754	192,116	(7,754)	( B )	192,116
Dividend Payable	-	346,293	-		346,293
Short term loan	-	485,973	(399,870)	( E )	86,103
Short term note payable	-	-	100,000	( C )	100,000

TOTAL CURRENT LIABILITIES	11,082	4,758,128	(310,952)		4,458,258

STOCKHOLDERS' EQUITY
Common Stock	66	62	(13)	( A )	115
Additional paid in capital	79,984	5,170,401	719,833	( A ) ( D ) ( E )	5,970,218
Donated Capital	30,000	-	(30,000)	( B )	-
Statutory reserve	-	87,915	-		87,915
Accumulated other comprehensive income	-	1,502	-		1,502
Accumulated Deficit	(116,464)	-	(173,536)	( B ) ( C )	(290,000)

TOTAL STOCKHOLDERS' EQUITY	(6,414)	5,259,880	516,284		5,769,750

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,668	$10,018,008	$205,332		$10,228,008

(1)	Source: unaudited financial statements of Everest Resources Corp. as of September 30, 2009 as filed in Quarterly Report on Form 10QSB filed with the SEC on November 13, 2009.
(2)	Source: unaudited consolidated financial statements of Covenant Group Holdings, Inc. as of September 30, 2009 included in this Form 8-K.
(A)
After cancellation of 4,500,000 shares by the former shareholder of Everest; and Everest issuance and transfer of its shares to Covenant shareholders, on one-for-one basis, total shares outstanding after the reverse merge is 11,480,909, including 500,000 shares held by a former shareholder as collateral for the note payable.

(B)	Elimination of Everest's capital accounts and accumulated deficit as result of recapitalization, and reflection of payment of all liabilities of Everest prior to closing.
(C)	Recording of $190,000 cash payment and $100,000 note issued for the total cost of the shell company of $290,000.
(D)	Recording cash received from issuance of Covenant shares through private placement.
(E)	Recording cancellation of the bridge loan of $399,870 for the issuance of 200,909 Covenants shares to a lender.

See accompanying notes to pro forma combined financial statements

COVENANT GROUP HOLDINGS, INC.
AND EVEREST RESOURCES CORP.
Pro forma Combined Statement of Operations
For the Year Ended December 31, 2008
	Everest	Jien	Chongqing Sysway	Covenant	Pro forma		Pro forma
	(1)	(2)	(3)		Adjustments		Combined
	(historical)	(historical)	(historical)	(historical)

Net Revenue	$-	$5,554,357	$4,924,438	$-	$-		$10,478,795

Cost of Revenue	-	(4,403,810)	(3,826,264)	-	-		(8,230,074)

Gross Profit	-	1,150,547	1,098,174	-	-		2,248,721

Operating expenses:
Selling expenses	-	(103,774)	(159,949)	-	-		(263,723)
General and administrative expenses	(46,943)	(385,486)	(456,040)	-	-		(888,469)

Total operating expenses	(46,943)	(489,260)	(615,989)	-	-		(1,152,192)

Income from operations	(46,943)	661,287	482,185	-	-		1,096,529

Non-operating income (expenses):
Interest income	-	189	-	-	-		189
Interest expense	-	(2,937)	(1,011)	-	-		(3,948)
Other income	-	547	6,838	-	-		7,385
Other expenses	-	(1,648)	-	-	-		(1,648)
Subsidy income	-	-	1,872	-	-		1,872
Reversal of provision for bad debt	-	-	161,805	-	-		161,805
Tax rebate	-	-	26,245	-	-		26,245
Acquisition costs	-	-	-	-	(290,000)	(C)	(290,000)

Total non-operating expenses	-	(3,849)	195,749	-	(290,000)		(98,100)

Income before income tax	(46,943)	657,438	677,934	-	(290,000)		998,429

Income tax expense	-	-	(181,060)	-	-		(181,060)

Net income	$(46,943)	$657,438	$496,874	$-	$(290,000)		$817,369

Earnings per share							$0.07

Weighted average shares outstanding							11,480,909 (4)

(1) Source:  unaudited financial statements of  Everest Resources Corp. as of December 31, 2008 as filed in Quarterly Report on Form 10QSB filed with the SEC on February 11, 2009.
(2) Source:  audited financial statements of Hainan Jien Intelligent Engineering Co., Ltd. as of December 31, 2008 included in this form 8K.
(3) Source:  audited financial statements of Chongqing Sysway Information Technology Co., Ltd as of December 31, 2008 included in this Form 8K.
(4) These include shares of 1,600,000, being Everest public float before the Share Exchange and 500,000 shares held by a former shareholder held as collateral for the note payable.
(C) Transaction cost representing cost of acquisition of shell for $290,000, which is  non-recurring expense.

See accompanying notes to pro forma combined financial statements

COVENANT GROUP HOLDINGS, INC.
AND EVEREST RESOURCES CORP.
Pro forma Combined Statement of Operations
For the Nine Months Ended September 30, 2009

	Everest	Jien	Chongqing Sysway	Covenant	Pro forma		Pro forma
	(1)	(2)	(3)	(4)	Adjustments		Combined
	(historical)	(historical)	(historical)	(historical)

Net Revenue	$-	$4,835,625	$3,484,480	$-	$-		$8,320,105

Cost of Revenue	-	(3,741,573)	(2,727,147)	-	-		(6,468,720)

Gross Profit	-	1,094,052	757,333	-	-		1,851,385

Operating expenses:
Selling expenses	-	(4,197)	(112,141)	-	-		(116,338)
General and administrative expenses	(18,100)	(392,952)	(337,560)	(144,466)	-		(893,078)

Total operating expenses	(18,100)	(397,149)	(449,701)	(144,466)	-		(1,009,416)

Income from operations	(18,100)	696,903	307,632	(144,466)	-		841,969

Non-operating income (expenses):
Interest income	-	170	43	-	-		212
Interest expense	-	(710)	(104)	-	-		(814)
Other income	-	1,058	164	-	-		1,222
Other expenses	-	(4,475)	-	-	-		(4,475)
Financial expense	-	-	(192)	-	-		(192)
Acquisition cost					(290,000)	(C)	(290,000)

Total non-operating expenses	-	(3,957)	(89)	-	290,000		(294,047)

Income before income tax	(18,100)	692,946	307,543	(144,466)	(290,000)		547,922

Income tax expense	-	-	(90,724)	-	-		(90,724)

Net income	$(18,100)	$692,946	$216,819	$(144,466)	$(290,000)		$457,198

Earnings per share							$0.04

Weighted average shares outstanding							11,480,909 (5)

(1) Source:  unaudited financial statements of  Everest Resources Corp. as of September 30, 2009 as filed in Quarterly Report on Form 10QSB filed with the SEC on November 13, 2009.
(2) Source:  unaudited financial statements of Hainan Jien Intelligent Engineering Co., Ltd. as of September 30, 2009
(3) Souce:   unaudited financial statements of Chongqing Sysway Information Technology Co., Ltd as of September 30, 2009.
(4) Source:  unaudited financial statements of Covenant Group Holdings, Inc. as of September 30, 2009.
(5) These include shares of 1,600,000, being Everest's public float before the share exchange, and 500,000 shares held by a former shareholder as collateral for the note payable.
(C) Transaction cost representing cost of acquisition of shell for $290,000, which is a non-recurring expense.

See accompanying notes to pro forma combined financial statements

Everest Resources Corp. and
Covenant Group Holdings, Inc.
Notes to Pro forma Combined Financial Statements

NOTE 1 - BASIS OF PRESENTATION

Pursuant to a share exchange agreement dated December 24, 2009, between Everest Resources Corp. (Everest or the Company) and Covenant Group Holdings, Inc. (Covenant or Covenant Holdings), Everest agreed to exchange 9,380,909 shares of its common stock, on a one-for-one basis, for each share of Covenant shares held of record on the date of the closing. Concurrent with the share exchange agreement, one of Everest’s shareholders agreed to cancel 4,500,000 shares out of 6,600,000 of total issued and outstanding shares of Everest in exchange for immediate payment of $100,000; and to cancel additional 500,000 shares upon Covenant paying the principal due to the Note issued of $190,000 for the acquisition of the shell company.  As of December 24, 2009, $90,000 of the note payable of $190,000 was paid.

The accompanying pro forma combined balance sheet presents the accounts of Everest and Covenant as if the acquisition of Covenant by Everest occurred on September 30, 2009.  The accompanying pro forma combined statements of operations present the accounts of Everest and Covenant including its subsidiaries Jien and Chongqing Sysway for the nine months ended September 30, 2009 and for the year ended December 31, 2008 as if the acquisition occurred on January 1, 2009 and January 1, 2008 for statements of operations purpose, respectively. For accounting purposes, the transaction is being accounted for as a recapitalization of Covenant as Covenant’s shareholders will own the majority of the shares and will exercise significant influence over the operating and financial policies of the consolidated entity and Everest is a non-operating shell prior to the acquisition.

The following adjustments would be required if the acquisition occurred as indicated above:

a.
Recapitalization of Covenant to account for issuance of an aggregate of 9,380,909 shares of Everest to the shareholders of Covenant, on one-for-one basis, in exchange for each share of Covenant, plus Everest's public float of 1,600,000 shares before the share exchange, and 500,000 shares held by a former shareholder as collateral for the note payable;

b.	Elimination of Everest's capital accounts and accumulated deficit as result of recapitalization, and reflection of payment of all liabilities of Everest prior to closing;

c.	Recording $290,000 for the cost of the shell which is reflected in the pro forma statements of operations as a non-recurring acquisition cost;

d.	Recording cash received from issuance of Covenant shares through private placement;

e.	Recording cancellation of the bridge loan of $399,870 for the issuance of 200,909 Covenant’s shares to lender.

4